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                                                                   EXHIBIT 23(e)

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 16, 1996, with respect to the financial statements of Elitch Gardens Company included in the Registration Statement (Form S-2) and related Prospectus of Premier Parks Inc. for the registration of 4,600,000 shares of its common stock.

Denver, Colorado
November 21, 1996

                                          ERNST & YOUNG LLP